UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2006

WHITTIER ENERGY CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	0-30598	20-0539412
(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

333 CLAY STREET, SUITE 700
HOUSTON, TEXAS 77002

(Address of Registrant’s Principal Executive Offices)

(713) 850-1880

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Whittier Energy Corporation (“Whittier” or the “Company”) hereby files by amendment to the Form 8-K filed by Whittier on June 6, 2006 certain financial statements and pro forma information relating to the acquisition of the Westhoff Ranch properties described in Item 9.01 below. The financial statements and pro forma information are described in Item 9.01 below and, where applicable, filed as exhibits to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)          Financial Statements of Business Acquired

On June 1, 2006, the Company acquired a 75% operated working interest (59.5% average revenue interest) in the Westhoff Ranch Field for approximately $18 million in cash, before closing adjustments, from Drilling & Xtraction, L.P., a Texas limited partnership, Oloma Energy, LP, a Louisiana limited partnership, Westhoff Ranch, LP, a Texas limited partnership, Cookin’ With Gas, LP, a Texas limited partnership, JC 2 Under Par, LP, a Texas limited partnership, and McDowell Partners, LP, a Texas limited partnership (collectively, the “Sellers”). The effective date of this acquisition is February 1, 2006. The Westhoff Ranch Field is a 2,300 acre property located in Jackson County, Texas.

The Sellers historically have not prepared financial statements for the net working and revenue interests in the Westhoff Ranch Field acquired by Whittier.  As a result, financial statements are not available. In lieu of full financial statements, Whittier is providing audited statements of revenues and direct operating expenses for the year ended December 31, 2005 and unaudited statements of revenues and direct operating expenses for the three month interim periods ended March 31, 2005 and March 31, 2006, which are attached hereto as Exhibit 99.2.

(b)         Pro Forma Financial Information

Attached hereto as Exhibit 99.3 are the unaudited pro forma consolidated statements of operations for the year ended December 31, 2005, and the six month interim period ended June 30, 2006.  Form 10-QSB for the period ended June 30, 2006, which was filed with the SEC on August 14, 2006, reflects the effects of the acquisition in the consolidated balance sheet as of June 30, 2006, which is incorporated by reference herein.

(d)           Exhibits.

Exhibit No.	Description

10.1*	First Amendment to Credit Agreement dated May 31, 2006, among Whittier Energy Corporation, as Borrower, and BNP Paribas, as Administrative Agent, and the lenders party thereto.

23.1	Consent of Grant Thornton LLP

99.1*	Press release dated June 1, 2006, announcing the closing of the Westhoff Ranch acquisition.

99.2

Audited Statement of Revenues and Direct Operating Expenses for the year ended December 31, 2005 and Unaudited Statement of Revenues and Direct Operating Expenses for the three month interim periods ended March 31, 2005 and March 31, 2006.

99.3	Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2005, and the six month interim period ended June 30, 2006.

*              Previously filed

    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITTIER ENERGY CORPORATION

Date: August 16, 2006

	By:	/s/ Michael B. Young
Michael B. Young
Chief Financial Officer
(Principal Financial and Accounting
Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

10.1*	First Amendment to Credit Agreement dated May 31, 2006, among Whittier Energy Corporation, as Borrower, and BNP Paribas, as Administrative Agent, and the lenders party thereto.

23.1	Consent of Grant Thornton LLP.

99.1*	Press release dated June 1, 2006, announcing the closing of the Westhoff Ranch acquisition.

99.2

Audited Statement of Revenues and Direct Operating Expenses for the year ended December 31, 2005 and Unaudited Statement of Revenues and Direct Operating Expenses for the three month interim periods ended March 31, 2005 and March 31, 2006.

99.3	Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2005, and the six month interim period ended June 30, 2006.

*  Previously filed